SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July  23, 2012

J & J SNACK FOODS CORP.

(Exact name of registrant as specified in its charter)

New Jersey	0-14616	22-1935537
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of Organization)	File Number)	Identification No.)

6000 Central Highway, Pennsauken, NJ 08109
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (856) 665-9533

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

(  )      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

(  )      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

(  )      Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

(  )      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

On July 23, 2012, J & J Snack Foods Corp. issued a press release regarding its earnings for the third quarter of fiscal year 2012.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit Number	Description of Document

99.1	Press Release dated July 23, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J & J SNACK FOODS CORP.

By:	/s/ Gerald B. Shreiber
Gerald B. Shreiber
President

By:	/s/ Dennis G. Moore
Dennis G. Moore
Chief Financial Officer

Date:  July  23, 2012

EXHIBIT INDEX

Exhibit Number	Description of Document

99.1	Press Release dated July 23, 2012

4